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                                                                    EXHIBIT 99.8

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December 20, 2001, made by Covad Communications Company, a California corporation (the "Grantor"), having its principal place of business at 3420 Central Expressway, Santa Clara, California 95051, in favor of SBC Communications Inc. (the "Secured Party").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Grantor is a direct Subsidiary of Covad Communications Group, Inc. (the "Parent");

         WHEREAS, the Parent has entered into a Credit Agreement, dated as of November 12, 2001, with the Secured Party (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement" and the terms defined therein and not otherwise defined herein being used herein having the meanings therein assigned), for purposes of establishing a term loan (the "Loan") to the Parent;

         WHEREAS, the Parent has entered into a Resale Agreement, dated as of November 12, 2001, with the Secured Party (as the same may from time to time be amended, modified or supplemented, the "Resale Agreement") for the purpose of establishing the terms of a prepayment for products and services from the Parent by the Secured Party and the conditional repayment thereof by the Parent under the circumstances described therein;

         WHEREAS, the Grantor will received substantial direct and indirect benefits from the making of the Loan and the arrangements under the Credit Agreement and the Resale Agreement; and

         WHEREAS, it is a condition precedent to the making of the Loan and the effectiveness of the Resale Agreement that the Grantor shall have entered into this Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to make the Loan, the Grantor hereby agrees with the Secured Party as follows:

         1. Defined Terms.

         (a) The following terms have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

                  "Agreement" means this Intellectual Property Security Agreement, as the same may from time to time be amended, modified or supplemented, and shall



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         refer to this Intellectual Property Security Agreement as in effect on the date such reference becomes operative.

                  "Copyrights" means all copyrights of the United States or any other country, and all registrations and recordings thereof, including, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, including those listed on Schedule B hereto and all (i) renewals, reversions and extensions thereof, (ii) all licenses thereof,
         (iii) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including damages and payments for past or future infringements, dilutions or misappropriations thereof, (iv) rights to sue for past, present and future infringements, dilutions or misappropriations thereof, and (v) all other rights corresponding thereto in the United States and throughout the world, and in any event, includes, without limitation, all Material Copyrights.

                  "Intellectual Property Collateral" means:

                           (i) all Trademarks now owned or hereafter acquired by
                  the Grantor, including the Trademarks listed on Schedule A hereto;

                           (ii) all Copyrights now owned or hereafter acquired
                  by the Grantor, including the Copyrights listed on Schedule B hereto;

                           (iii) all Licenses now owned or hereafter acquired by
                  the Grantor, including the Licenses listed on Schedule C hereto;

                           (iv) all Patents now owned or hereafter acquired by
                  the Grantor, including the Patents listed on Schedule D hereto;

                           (v) all Works now owned or hereafter acquired by the
                  Grantor, including the Works listed on Schedule E hereto;

                           (vi) all Trade Secrets now owned or hereafter
                  acquired by the Grantor;

                           (vii) the entire goodwill of the Grantor's business
                  connected with and symbolized by the Trademarks;

                           (viii) all books, records, ledger cards and other
                  property now owned or hereafter acquired by the Grantor at any time evidencing or relating to Trademarks, Patents, Licenses, Works, Copyrights or Trade Secrets; and

                           (ix) all dividends, cash, interest, instruments and
                  other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.


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                  "Licenses" means license agreements in which the Grantor
         grants or receives a grant of any interest in Copyrights, Trademarks, Patents and Trade Secrets and other intellectual property or any other right to make, use, sell, lease, offer for sale or lease, or import any product, software, or process embodying any material or technology that is the subject of a Copyright, Trademark, Patent or Trade Secret, and any and all (i) renewals, extensions, supplements, amendments and continuations thereof, (ii) income, royalties, damages and payments now and hereafter due or payable to the Grantor with respect thereto, including damages and payments for past or future violations or infringements or misappropriations thereof, and (iii) rights to sue for past, present and future violations or infringements thereof, and, in any event, includes, without limitation, all Material Licenses.

                  "Mass-Market Licenses" means licenses granted to the Grantor by third parties for off-the-shelf products such as word processing software.

                  "Material Copyrights" means, any Copyrights hereafter acquired by the Grantor, necessary to the operation of the business of the Grantor or any other Loan Party.

                  "Material Licenses" means all Licenses EXCEPT Mass-Market Licenses.

                  "Patents" means all letters patents of the United States or any other country and all registrations and recordings thereof, including applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, all whether now owned or hereafter acquired by the Grantor, including those listed in Schedule D hereto, and all (i) inventions and improvements described and claimed therein,
         (ii) reissues, provisionals, divisionals, continuations, renewals, extensions and continuations-in-part thereof, (iii) income, royalties, damages and payments now and hereafter due and/or payable to the Grantor with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (iv) rights to sue for past, present and future infringements or misappropriations thereof, (v) all licenses thereof, and (vi) all other rights corresponding thereto in the United States and throughout the world.

                  "Required Registration Date" means, with respect to (i) the Copyright of the OSS, as soon as reasonably practicable after the Execution Date, but in no event later than 90 days after the Effective Date, (ii) any other Material Copyright, as soon as reasonably practicable after, but in no event later than 180 days after, the acquisition or completion of development or creation thereof, and (iii) any new version or material revision of any Intellectual Property Collateral that is the subject of a Material Copyright, as soon as reasonably practicable after, but in no event later than 90 days after, the release or material revision thereof; provided, that in each case, the Required Registration Date shall not occur unless and until the confidentiality of the Intellectual Property Collateral underlying the applicable Copyright may be maintained and protected to a reasonable degree notwithstanding the registration thereof in the United States


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         Copyright Office; provided, further, however, that the Grantor shall use all good faith efforts to effect such registration of such Copyright.

                  "Special Powers of Attorney" means, individually and collectively, the powers granted to the Secured Party for the implementation of the assignment, sale or other disposal of the Intellectual Property Collateral, including those powers granted under the Special Power of Attorney set forth on Schedule G hereto.

                  "Trademarks" means all trademarks (including service marks and trade names, whether registered or at common law), trade styles, prints and labels on which the Trademarks, tradenames, trade styles and service marks have appeared or appear, designs and all general intangibles of like nature, now existing or hereafter acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including applications, registrations, and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Grantor including those listed on Schedule A hereto and the entire product lines and goodwill of the Grantor's business connected therewith and symbolized thereby, together with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other rights corresponding thereto in the United States and throughout the world.

                  "Trade Secrets" means all trade secrets, including any of the Grantor's information used in the Grantor's business which is eligible for protection, secret and of commercial value, such as customer lists, market studies, its know-how, expertise and other records, relating to the business of the Grantor along with any and all (i) income, royalties, damages and payments now and hereafter due and/or payable to the Grantor with respect thereto, including damages and payments for past or future infringements or misappropriations thereof, (ii) rights to sue for past, present and future infringements or misappropriations thereof, and (iii) all other rights corresponding thereto in the United States and throughout the world.

                  "Works" means:

                           (i) all literary, dramatic, design and artistic works
                  of authorship consisting of words and/or designs and all contrivances by which images may be produced, owned on the date hereof or hereafter acquired, in whole or in part, directly or indirectly, by the Grantor, or in respect of which the Grantor, on the date hereof or hereafter, exercises or has or claims, in whole or in part, directly or indirectly, a right of ownership or control or a right to receive income including all present and future Copyrights in the Works and all registrations, reversions and extensions of the Copyrights in the Works, in the United States and throughout the world, now or hereafter in effect, including the Works listed on Schedule E hereto;


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                           (ii) all royalties, profits and other monies or
                  payments at any time, directly or indirectly, due or coming due to the Grantor in connection with, relating to, or in respect of, the Works, whether due from or payable by or through licensees, publishers, agents, or other collecting agencies, or otherwise, subject to the payment of all third party royalties in accordance with any services agreement to which the Grantor is a party and standard industry practice; together with all monies, securities, drafts, notes, items and other property of the Grantor, and the proceeds thereof, now or hereafter held or received by or in transit to the Secured Party from or for the Grantor whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any and all deposits (general or special), balances, sums, proceeds and credits of the Grantor with, and any and all claims of the Grantor against, the Secured Party, at any time existing; and

                           (iii) the right to sue for infringements of any and
                  all rights in the Works, past, present and future and to retain the proceeds thereof; all present and future license agreements for the production, public presentation, communication, synchronization, reproduction, distribution, adaptation, design, display or performance of the Works or any portion thereof, the conversion thereof from one form to another, the making or reproducing of any contrivance by means of which the Works may be performed or delivered, or for the authorization of any of the foregoing activities, all sublicense and further sublicense agreements now or hereafter created, pursuant to which the Grantor transfers any rights to all or a portion of the Works or the Copyrights in the Works, and any and all additions, extension, renewals, supplements or other modifications thereof, now or hereafter in effect.

         (b) For purposes of this Agreement, all terms, other than capitalized terms used in this Agreement that are defined in the UCC have the meanings specified therein unless otherwise defined in the Credit Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Schedules hereto, and not to any particular section, subsection or clause contained in this Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the term "including" is not limiting; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or."

         2. Grant of Security Interest in Intellectual Property Collateral. In order to secure the complete and due and punctual payment of all of the Obligations, the Grantor hereby grants and conveys to the Secured Party as collateral security, a continuing security interest in all of the Grantor's entire right, title and interest in and to intellectual property rights now owned or existing and hereafter acquired or arising in the Intellectual Property Collateral.

         3. Representations and Warranties. The Grantor represents and warrants that:

         (a) The Trademarks, Copyrights, Licenses, Works and Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part.


                                       5

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         (b) The Grantor has the full right, power and authority to enter into this Agreement and to grant all of the right, title and interest herein granted.

         (c) The execution, delivery and performance by the Grantor of this Agreement do not and will not contravene any contractual restriction binding on or affecting the Grantor or any of its properties.

         (d) This Agreement has been duly executed and delivered by the Grantor and is a legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms.

         (e) Except for Licenses identified on Schedule C hereto, the Grantor has not previously assigned, transferred, conveyed or otherwise encumbered any right, title and interest under any license or other agreements relating to the Intellectual Property Collateral.

         (f) Except for Licenses identified on Schedule C hereto, the Grantor is the sole and exclusive owner of the Intellectual Property Collateral, all of which is free and clear of any Liens other than Permitted Liens, charges and encumbrances, and no other person or entity has any claim with respect to the Intellectual Property Collateral whatsoever.

         (g) Schedules A, B, C, D and E attached hereto list all Trademarks, Registered Copyrights, Material Copyrights, Copyright applications, Material Licenses, Patents and Works related to the Intellectual Property Collateral.

         (h) The Grantor has the sole, full and clear title to the registered U.S. Trademarks shown on Schedule A hereto for the goods and services covered by the registrations thereof or such applications therefor and such registrations or applications are valid and subsisting and in full force and effect. Grantor, however, makes no representation that the Trademark applications currently filed with the United States Patent and Trademark Office will actually result in trademark registrations.

         (i) Except for Licenses identified on Schedule C hereto, the Grantor has the sole, full and clear title to each of the Patents shown on Schedule D hereto which are valid and subsisting and in full force and effect. None of the Patents has been abandoned or dedicated to the public.

         (j) Except for Licenses identified on Schedule C hereto, the Grantor has the sole, full and clear title to each of the Copyrights shown on Schedule B hereto and the Copyrights in the Works shown on Schedule E hereto which are valid and subsisting and in full force and effect. None of the Copyrights or Copyrights in the Works has been abandoned or fallen into public domain.

         (k) The Grantor has the right and power to make the assignment and to grant the security interest herein granted, and the Intellectual Property Collateral is not now, and at all times hereafter will not be, subject to any Liens, except


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those in favor of the Secured Party and Permitted Liens, and, to the best knowledge of the Grantor, none of the Intellectual Property Collateral is subject to any such claim.

         (l) As of the date hereof neither the Grantor nor any Subsidiary thereof owns any Patents, Material Copyrights or Trademarks or has any Patents, Copyrights or Trademarks issued by or registered in, or the subject of pending applications in, the United States Patent and Trademark Office or United States Copyright Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, other than those described in Schedules A, B and D hereto.

         (m) All Licenses now in effect of its Trademarks, Patents, Copyrights and Works which the Grantor has granted to third parties are set forth in Schedule C hereto.

         (n) Grantor has not granted any License that in any way hinders or prohibits Grantor's right, power, and authority to grant all of the right, title, and interest herein granted.

         (o) To the best of the Grantor's knowledge, the Intellectual Property Collateral does not infringe any rights owned or possessed by any third party.

         (p) There are no claims, judgments or settlements to be paid by the Grantor or pending claims or litigation relating to the Intellectual Property Collateral, except as set forth on Schedule F hereto.

         (q) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Intellectual Property Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Secured Party pursuant to this Agreement.

         (r) All appropriate filings have been made with the United States Patent and Trademark Office and the United States Copyright Office and the appropriate UCC filing offices, and this Agreement is effective to create a valid and continuing first priority lien on and first priority security interest in favor of the Secured Party (i) to the fullest extent obtainable without the registration of Intellectual Property Collateral which the Grantor would not, in the ordinary course of business but for this Agreement, register (including any Material Copyright prior to the Required Registration Date therefor, it being understood that the Grantor shall register each Material Copyright no later than the applicable Required Registration Date therefor) and (ii) in all Intellectual Property Collateral not described in the foregoing clause (i). All action necessary to protect and create such security interest in each item of the Intellectual Property Collateral has been duly taken.

         4. Rights and Remedies; Application of Monies.


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         (a) Upon the occurrence and during the continuation of an Event of
Default, the Secured Party may to the fullest extent permitted by applicable law, without prior notice to the Grantor, and without advertisement, hearing or process of law in any kind, (i) exercise any and all rights as beneficial and legal owner of the Intellectual Property Collateral, including any and all consensual rights and powers with respect to the Intellectual Property Collateral, and (ii) sell or assign or grant a license or franchise to use or otherwise dispose of, or cause to be sold or assigned or granted a license or franchise to use, any or all of the Intellectual Property Collateral, in each case, free of all rights and claims of the Grantor therein and thereto, either with or without special or other conditions or stipulations, with power to buy the Intellectual Property Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or other disposition which the Secured Party shall, in its sole discretion, deem appropriate or proper, (iii) as fully as the Grantor can authorize the same, enforce against any licensee or sublicensee, without assuming any obligations or liability thereunder, all rights and remedies of the Grantor in, to and under any one or more license agreements with respect to the Intellectual Property Collateral, and take or refrain from taking any action under any thereof and the Grantor hereby releases the Secured Party from and agrees to hold the Secured Party free and harmless from and against any claims arising out of any action taken or omitted to be taken with respect to any such license agreement, and (iv) in order to implement the assignment, sale or other disposal of any of the Intellectual Property Collateral pursuant to Sections 4(a)(i) and (ii) hereof, at any time pursuant to the authority granted in the Special Powers of Attorney (such authority becoming effective on the occurrence and during the continuation of an Event of Default), execute and deliver on behalf of the Grantor, one or more instruments of assignment of the Patents, Copyrights or Trademarks (or any application or registration thereof) in form suitable for filing, recording or registration in any country. The Grantor agrees to pay when due all reasonable costs incurred in such transfer including any taxes, fees and reasonable attorney's fees and all such costs shall be added to the Obligations.

         (b) Upon the occurrence and during the continuation of an Event of Default, the Secured Party may (i) sell or assign the Intellectual Property Collateral, or any part thereof, for cash upon credit as the Secured Party may deem appropriate or (ii) grant licenses or franchises or both to use the Intellectual Property Collateral on such terms and conditions as the Secured Party shall determine. In connection therewith, the Secured Party shall have the right to impose such limitations and restrictions on the sale or assignment of the Intellectual Property Collateral as the Secured Party may deem to be necessary or appropriate to comply with any law, rule or regulation (Federal, state, local or that of a foreign country) having applicability to any such sale and requirements for any necessary governmental approvals.

         (c) It is expressly understood that, anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of its Contracts (as such term is defined in the Security Agreement entered into between the Grantor and the Secured Party) and each of its Licenses to observe and perform all the conditions and obligations to be observed by it thereunder and the Grantor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. The Secured Party shall not have any obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting to the Secured Party of a security interest herein, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (d) The Secured Party may in its sole discretion pay any amount or do any act required of the Grantor hereunder or requested by the Secured Party to preserve, defend, protect, maintain, record or enforce the Grantor's obligations contained herein, the Obligations, the Intellectual Property Collateral or the right, title and interest granted to the Secured Party herein, and which the Grantor is required to do or pay hereunder and pay, and any such payment shall be deemed an advance by the Secured Party to the Grantor and shall be payable on demand together with interest at the highest rate then applicable and payable to the Obligations.

         (e) The Grantor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices (except such notices as are expressly required by this Agreement), advertisements, hearings or process of law in connection with the exercise by the Secured Party of any of its rights and remedies hereunder. The Secured Party shall not be liable to any Person for any incorrect or improper payment made pursuant to this Section 4, in the absence of gross negligence or willful misconduct.

         (f) Any cash held by the Secured Party as Intellectual Property Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Intellectual Property Collateral shall be applied by the Secured Party, in the following order of priority indicated:

                  (i) first, to the payment of the costs and expenses of such sale, transfer, assignment or other disposition, including all expenses and liabilities (including reasonable compensation to the agents of, and counsel to, the Secured Party) and advances made or incurred by the Secured Party in connection therewith or pursuant to Section 15 or 19 hereof;

                  (ii) next, to the Secured Party, for application in payment in full of the Obligations; provided, that if the amount of such cash proceeds exceeds the amount of the Obligations then due and payable, the Secured Party may retain such excess cash proceeds in an amount not to exceed 110% of the Obligations not then due, for application in payment of the Obligations not then due, for a period up to the date such Obligations become due and payable, but in no event later than 180 days after receipt thereof, such 180-day period to be extended for so long as any dispute exists


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         between any Loan Party and the Secured Party with respect to such application of or the Secured Party's right to apply such proceeds; and

                  (iii) finally, after payment in full of all of the Obligations and any other Persons who may be entitled to payment under UCC Sections 9-608 and 9-615, to the payment to the Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct of any surplus then remaining.

         (g) Concurrently with the execution and delivery hereof, the Grantor is executing and delivering to the Secured Party, in the form of Schedule G hereto, five originals of a Special Power of Attorney for the implementation of the assignment, sale or other disposal of the Intellectual Property Collateral pursuant to Sections 4(a)(i) and 4(a)(ii) hereof and the Grantor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Secured Party under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Secured Party.

         (h) If an Event of Default has occurred and is continuing, at the request of the Secured Party, the Grantor agrees that it will promptly (and in any event within three Business Days) deliver to the Secured Party or its designee an assignment of the Intellectual Property Collateral, duly executed by the Grantor, in substantially the form of Schedule H annexed hereto. The Grantor agrees that the Secured Party may duly execute such an assignment pursuant to the authority granted in the Special Powers of Attorney.

         5. Covenants of Grantor.

         (a) Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, the Grantor may continue to exploit, license, franchise, use, enjoy and protect (whether in the United States of America or any foreign jurisdiction) the Intellectual Property Collateral in the ordinary course of business and the Secured Party shall from time to time execute and deliver, upon written request of the Grantor and at the Grantor's sole cost and expense, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of the Grantor to enable the Grantor to do so.

         (b) In order to more fully protect the Intellectual Property Collateral in respect of which security interests have been granted to the Secured Party by the Grantor hereunder, the Grantor may hereafter transfer to the Secured Party such additional rights, privileges, marks and licenses as the Grantor may in its discretion determine to be necessary and appropriate to the continuing exploitation, licensing, use, enjoyment and protection (whether in the United States of America or any foreign jurisdiction) of the Intellectual Property Collateral.


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

         (c) The Grantor agrees that at any time and from time to time, at the sole expense of the Grantor, the Grantor will promptly execute and deliver such further instruments and documents, and take such further action, as may be necessary or desirable, and as the Secured Party may reasonably request in writing, in order to perfect and protect any security interests granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the rights and remedies pursuant hereto with respect to any of the Intellectual Property Collateral; provided, that so long as no Event of Default has occurred and is continuing, the Grantor shall not be required to register Intellectual Property Collateral (other than any Material Copyright from and after the Required Registration Date therefor) that the Grantor would not otherwise register in the ordinary course of business but for this Agreement.

         (d) The Grantor shall perform all acts and execute all documents, including assignments for security in form suitable for filing with the United States Patent and Trademark Office and the United States Copyright Office or any other country, substantially in the form of Schedule H hereof, requested by the Secured Party at any time to evidence, perfect, maintain record and enforce the Secured Party's interest in the Intellectual Property Collateral or otherwise in furtherance of the provisions of this Agreement, provided, that so long as no Event of Default has occurred and is continuing, the Grantor shall not be required to register Intellectual Property Collateral (other than any Material Copyright from and after the Required Registration Date therefor) that the Grantor would not otherwise register in the ordinary course of business but for this Agreement, and the Grantor hereby authorizes the Secured Party to execute and file one or more financing statements (and similar documents) or copies thereof or of this Agreement with respect to the Intellectual Property Collateral signed only by the Secured Party or without signature as permitted by law.

         (e) Except to the extent that the Secured Party, upon prior written notice of the Grantor shall consent, the Grantor (either itself or through licensees) shall continue to use the Trademarks, consisting of registered Trademarks (including service marks and trade names), common law Trademarks (including service marks and trade names), and applications for Trademarks (including service marks and trade names), on each and every trademark class of goods applicable to its current line as reflected in its catalogs, brochures, price lists, products, Works or otherwise in order to maintain the Trademarks, consisting of registered Trademarks (including service marks and trade names), common law Trademarks (including service marks and trade names), and applications for Trademarks (including service marks and trade names), in full force free from any claim of abandonment for nonuse and the Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark, consisting of registered Trademarks (including service marks and trade names), common law Trademarks (including service marks and trade names), and applications for Trademarks (including service marks and trade names), may become invalidated or diluted. Grantor shall promptly notify the Secured Party if it knows that any Trademark, consisting of registered Trademarks (including service marks and trade names), common law Trademarks (including service marks and trade names), and applications for Trademarks (including service marks and trade names), may become invalidated or diluted. Such notification shall be given before such invalidation or dilution occurs.

         (f) Except to the extent that the Secured Party, upon prior written notice by the Grantor, shall consent, the Grantor shall not do any act or omit to do any act, whereby any Patent may become abandoned or dedicated to the public and shall promptly notify the Secured Party if it knows that any Patent may become abandoned or dedicated to the public. Such notification shall be given before such abandonment or dedication to the public occurs.

         (g) Except to the extent that the Secured Party, upon prior written notice by the Grantor, shall consent, the Grantor shall not do any act or omit to do any act, whereby the Trade Secrets may become abandoned or dedicated to the public and shall promptly notify the Secured Party if it knows that any Trade Secret may become abandoned or dedicated to the public, except to the extent that any such event would not reasonably be expected to have a Material Adverse Effect. Such notification shall be given before such abandonment or dedication to the public occurs.

         (h) Except to the extent that the Secured Party, upon prior written notice by the Grantor, shall consent, the Grantor shall not do any act or omit to do any act whereby any registered Copyright, Copyright application, or Material Copyright or any registered Copyright, Copyright application, or Material Copyright in the Works may become abandoned, terminated or fall into public domain and shall promptly notify the Secured Party if it knows that any application or registration may terminate, become abandoned or fall into public domain. Such notification shall be given before such termination, abandonment or dedication to the public occurs.

         (i) In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or file an application for registration of any Copyright with the United States Copyright Office or any similar offices or agencies of the United States, any State thereof, any other country or any political subdivision thereof or (ii) file any assignment of any Patent, Copyright or Trademark, which the Grantor may acquire from a third party, with the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, unless the Grantor shall, on or prior to the date of such filing, notify the Secured Party thereof and upon request of the Secured Party, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Secured Party may request to evidence its interest in such Patent, Trademark or Copyright and the goodwill and general intangibles relating thereto or represented thereby. The Grantor hereby constitutes the Secured Party its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full.

         (j) Except to the extent that the Secured Party, upon prior written notice from the Grantor, shall consent, the Grantor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license (except (i) non-exclusive licenses of rights in the Intellectual Property Collateral or (ii) exclusive licenses (which exclude all Persons including the Grantor and all of its Subsidiaries) of rights in the Intellectual Property Collateral to non-United States Subsidiaries of the Grantor, (such rights only being exercisable with respect to territories outside of the United States and Mexico, and in either case, granted in the ordinary course of business), and that do not in any way hinder or restrict the assignability to or assumption by the Secured Party of the Grantor's interests in the Intellectual Property Collateral that is the subject of any such license), or otherwise dispose of any of the Intellectual Property Collateral, and nothing in this Agreement shall be deemed a consent by the Secured Party to any such action except as expressly permitted herein.

         (k) The Grantor shall take all reasonably necessary steps in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any similar office or agency of the United States, any State thereof, any other country or any political subdivision thereof, to maintain each application and registration of the Trademarks, Copyrights and Patents, including payment of annuities, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted under Sections 5(e) through 5(g) hereof).

         (l) The Grantor agrees that if it, or any Affiliate or Subsidiary thereof, learns of any use by any Person of any term or design which in its judgment is likely to cause confusion with or dilute any registered Trademark, it shall promptly notify the Secured Party of such use and, if requested by the Secured Party, shall join with the Secured Party, at its expense, in such action as the Secured Party, in its reasonable discretion may deem advisable for the protection of its interest in and to such Trademarks.

         6. Duties of Grantor. The Grantor shall have the duty to preserve and maintain all rights in the Intellectual Property Collateral in respect of which a failure to be able to continue to use the same would have a Material Adverse Effect in a manner substantially consistent with its present practices. The Grantor shall take all action reasonably requested by the Secured Party to register, record and/or perfect the Secured Party's rights hereunder. Such duties shall include, but not be limited to, the following:

         (a) the Grantor shall take appropriate action at its expense to halt the infringement, dilution or invalidation of any of the Intellectual Property Collateral if such infringement would have a Material Adverse Effect on the value of the Intellectual Property Collateral or the Grantor's ability to use the Intellectual Property Collateral; and

         (b) the Grantor shall not amend, modify, terminate or waive any provisions of any other contract to which the Grantor is a party in any manner which might result in a Material Adverse Effect on the value of the Intellectual Property Collateral or the Grantor's ability to use the Intellectual Property Collateral.

         7. Payment of Obligations. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Intellectual Property Collateral or in respect of its income or profits therefrom and all claims of any kind, except that no such charge need be paid if
(i) such non-payment does not involve any danger of forfeiture or loss of any of the Intellectual Property Collateral or any interest therein and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

         8. The Secured Party's Right to Sue. Whenever an Event of Default shall have occurred and be continuing, the Secured Party shall have the right, but shall in no way be obligated, to bring suit in its own name to protect or enforce the Trademarks, Copyrights, Licenses, Patents and Trade Secrets, and, if the Secured Party shall commence any such suit, the Grantor shall, at the request of the Secured Party, do any and all lawful acts and execute any and all proper documents required by the Secured Party in aid of such protection or enforcement.

         9. Maintenance of Records. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Intellectual Property Collateral, including a record of all payments received and all credits granted with respect to the Intellectual Property Collateral and all other dealings with the Intellectual Property Collateral. The Grantor will mark its books and records pertaining to the Intellectual Property Collateral to evidence this Agreement and the security interests granted hereby. For the Secured Party's further security, the Grantor agrees that the Secured Party shall have a special property interest in all of the Grantor's books and records pertaining to the Intellectual Property Collateral and, upon the occurrence and during the continuation of any Event of Default, the Grantor shall deliver and turn over any such books and records to the Secured Party or its representatives at any time on demand of the Secured Party.

         10. Right of Inspection. Upon reasonable notice to the Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party shall at all times, but no more frequently than annually so long as no Default or Event of Default has occurred and is continuing, have full and free access during normal business hours to all the books and records and correspondence of the Grantor, and the Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Secured Party, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto, subject to the confidentiality provisions of Section 9.11 of the Credit Agreement.

         11. Secured Party Appointed Attorney-in-Fact and Proxy. The Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of Grantor and in the name of the Grantor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, at any time after the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution or payment in respect of the Intellectual Property Collateral or any part thereof and to give full discharge for the same. The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Obligations are paid in full.

         12. Secured Party May Perform. If the Grantor fails to perform any agreement contained herein, the Secured Party may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 14 hereof and constitute Secured Obligations secured hereby.

         13. New Intellectual Property. In the event, prior to the time the Obligations have been paid and collected in full, the Grantor shall (i) obtain any rights to or interests in any new invention whether or not patentable, patent, patent application or any reissue, division, continuation, renewal, extension, or continuation-in-part of any patent or improvement of any patent, trademark, trade name, service mark, and registrations or applications therefor, copyright and registrations or applications therefor, work or license, or (ii) become entitled to the benefit of any patent, copyright or trademark, or any registrations or applications therefor, license, license renewal, trade secret, work or copyright renewal, the provisions of this Agreement shall automatically apply thereto and anything enumerated in clause (i) or (ii) of this Section 13 shall constitute Intellectual Property Collateral. The Grantor agrees, promptly following the written request by the Secured Party, to amend this Agreement by amending any or all of Schedules A, B, C, D, E and F, as applicable, to include any such future trademarks, (including service marks and trade names), trademark (including service marks and trade names) registrations, trademark (including service marks and trade names) applications, registered copyrights, copyright applications, Material Copyrights, updated versions and material revisions of Material Copyrights, patents, patent applications, works and licenses which would be Intellectual Property Collateral, and to promptly (and in any event (A) with respect to any Material Copyright and new versions or material revisions thereof, no later than the applicable Required Registration Date with respect thereto and (B) with respect to any other registrable Intellectual Property Collateral, within five Business Days) prepare, file, execute and record with all appropriate foreign country, Federal, state and/or local offices and authorities a security agreement for any such new Intellectual Property Collateral, in form and substance similar to this Agreement, and to deliver to the Secured Party reasonable proof of such recordation.

         14. Expenses. The Grantor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Intellectual Property Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Secured Party, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         15. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Grantor pursuant hereto, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of any provision of the Credit Agreement, the Note or any other Loan Document or any other agreement or instrument relating thereto;

                 (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of or any term of, or consent to any departure from any requirement of, the Credit Agreement, the Note or any other Loan Document;

                  (c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guarantee of, or consent to departure from any guaranty of all or any of the Obligations; or

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor.

         16. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         17. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to the Grantor, addressed to it at, 3420 Central Expressway, Santa Clara, California 95051 (Telecopy No. (408) 616-6604), Attention: Christine Morris, and if to the Secured Party, addressed to it at, SBC Communications Inc., 175 East Houston Street, Rm. 10-E-90, San Antonio, Texas 78205 (Telecopy No. (210) 370-1341), Attention: Ed Cholerton, VP Business Development and Alliance Management, or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation of receipt, delivered to the cable company or delivered by hand to the addressee or its agent.

         18. Binding Effect. This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall (i) remain in full force and effect until payment in full (after the Termination Date) of the Obligations, (ii) be binding upon the Grantor, its successors and assigns, and (iii) inure, together with the rights and remedies hereunder, to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns; provided, however, that the Grantor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Secured Party. Except as provided in Section 2, no other Person (including any other creditor of the Grantor) shall have any interest herein or any right or benefit with respect hereto and this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and each of their respective successors and assigns.

         19. Termination. Upon the payment in full (after the Termination Date) of the Obligations, the Grantor shall be entitled to the return, upon its request and at its expense, of such of the Intellectual Property Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         20. Governing Law; Severability. This Agreement and the rights and obligations of the parties hereto, including the interpretation, construction, validity and enforceability thereof, shall be governed by and construed and interpreted in accordance with the law of the State of Delaware. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the UCC.

         21. Entire Agreement. Subject to the terms of the Dispute Resolution Agreement, this Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including that certain term sheet, dated on or about October 19, 2001, between the Parent and the Secured Party.

         22. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

         23. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

         24. Further Indemnification. The Grantor agrees to pay, and save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying (other than a delay caused by the gross negligence or willful misconduct of the Secured Party), any and all excise, sales or other similar taxes which may be payable with respect to any of the Intellectual Property Collateral or in connection with any of the transactions contemplated by this Agreement.

         25. No Waiver; Remedies.

         (a) No failure on the part of the Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or any of the other Loan Documents.

         (b) Failure by the Secured Party at any time or times hereafter to require strict performance by the Grantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Grantor or any such other Person and delivered to the Secured Party shall not waive, affect or diminish any right of the Secured Party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Secured Party, or any agent, officer or employee of the Secured Party.

         26. Waivers. The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Intellectual Property Collateral, except such demands and notices as are expressly required by this Agreement.

         27. Unpaid Obligations. Notwithstanding any provisions of this Agreement to the contrary, if, after giving effect to any sale, transfer, assignment or other disposition of any or all of the Intellectual Property Collateral pursuant hereto and after the application of the proceeds hereunder to Obligations, any Obligations remain unpaid or unsatisfied, Grantor shall remain liable for the unpaid and unsatisfied amount of such Obligations.

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer, on the date first above written.

                                       COVAD COMMUNICATIONS COMPANY




                                       By:  /s/ Charles Hoffman
                                            ------------------------------------
                                       Name: Charles Hoffman
                                       Title: President

Accepted and Acknowledged:
SBC COMMUNICATIONS INC.


By:  /s/ John J. Stephens
    --------------------------------------------
    Name:  John J. Stephens
    Title: VP - Controller